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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 24, 2002

                         CAPITAL AUTO RECEIVABLES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-75464               38-3082892
-------------------------------        -----------         --------------------
(State or other jurisdiction of        Commission            (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                                19801
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   302-658-7581


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Items 1-6.     Not Applicable.

Item 7.        Financial Statements and Exhibits.

      (a)     Not Applicable

      (b)     Not Applicable

      (c)     Exhibits

        4.1      Indenture between Capital Auto Receivables Asset Trust
                 2002-4 (the "Trust") and the Bank One, National
                 Association, as Indenture Trustee, dated as of October 10, 2002

        4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of October 10, 2002


       99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller and Capital Auto Receivables Asset Trust 2002-4, as the Issuer, dated as of October 10, 2002

       99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

       99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of October 10, 2002

       99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-4 and Lehman Brothers Derivative Products Inc. dated as of October 10, 2002

       99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Lehman Brothers Derivative Products Inc. and Capital Auto Receivables Asset Trust 2002-4 Re: Class A-2a Notes, dated as of October 10, 2002

       99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Lehman Brothers Derivative Products Inc. and Capital Auto Receivables Asset Trust 2002-4 Re: Class A-3 Notes, dated as of October 10, 2002


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       99.7      Triparty Contingent Assignment Agreement among Capital Auto
                 Receivables Asset Trust 2002-4, General Motors Acceptance Corporation, Lehman Brothers Derivative Products Inc., and Lehman Brothers Special Financing Inc. dated as of October 10, 2002

       99.8 Swap Counterparty Rights Agreement among Lehman Brothers Derivative Products Inc., Lehman Brothers Special Financing Inc., Capital Auto Receivables Asset Trust 2002-4, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of October 10, 2002

       99.9 Administration Agreement among Capital Auto Receivables Asset Trust 2002-4, General Motors Acceptance Corporation and Bank One, National Association dated as of October 10, 2002

       99.10 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of October 10, 2002



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPITAL AUTO RECEIVABLES, INC.
                                        --------------------------------------
                                          (Registrant)



                                        /s/  WILLIAM F. MUIR
                                        --------------------------------------
Dated: October 24, 2002                 William F. Muir, Chairman of the Board
       ----------------



                                        /s/  JOHN D. FINNEGAN
                                        --------------------------------------
Dated: October 24, 2002                 John D. Finnegan, President and
       ----------------                 Director





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                                 Exhibit Index


        4.1      Indenture between Capital Auto Receivables Asset Trust
                 2002-4 (the "Trust") and the Bank One, National
                 Association, as Indenture Trustee, dated as of October 10, 2002

        4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of October 10, 2002


       99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller and Capital Auto Receivables Asset Trust 2002-4, as the Issuer, dated as of October 10, 2002

       99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

       99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of October 10, 2002

       99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-4 and Lehman Brothers Derivative Products Inc. dated as of October 10, 2002

       99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Lehman Brothers Derivative Products Inc. and Capital Auto Receivables Asset Trust 2002-4 Re: Class A-2a Notes, dated as of October 10, 2002

       99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Lehman Brothers Derivative Products Inc. and Capital Auto Receivables Asset Trust 2002-4 Re: Class A-3 Notes, dated as of October 10, 2002


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       99.7      Triparty Contingent Assignment Agreement among Capital Auto
                 Receivables Asset Trust 2002-4, General Motors Acceptance Corporation, Lehman Brothers Derivative Products Inc., and Lehman Brothers Special Financing Inc. dated as of October 10, 2002

       99.8 Swap Counterparty Rights Agreement among Lehman Brothers Derivative Products Inc., Lehman Brothers Special Financing Inc., Capital Auto Receivables Asset Trust 2002-4, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of October 10, 2002

       99.9 Administration Agreement among Capital Auto Receivables Asset Trust 2002-4, General Motors Acceptance Corporation and Bank One, National Association dated as of October 10, 2002

       99.10 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of October 10, 2002